                                                                    EXHIBIT 10.2

                                     FORM OF
                  COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                             TRADEMARKS AND LICENSES

      THIS COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN TRADEMARKS AND LICENSES (this "Agreement") is made as of is made as of November 1, 2004, by and among HAWK CORPORATION, a Delaware corporation, ALLEGHENY CLEARFIELD, INC., a Pennsylvania corporation, FRICTION PRODUCTS CO., an Ohio corporation, HAWK MIM, INC., an Ohio corporation, HAWK MOTORS, INC., a Delaware corporation, HAWK PRECISION COMPONENTS GROUP, INC., an Ohio corporation, HELSEL, INC., a Delaware corporation, LOGAN METAL STAMPINGS, INC., an Ohio corporation, NET SHAPE TECHNOLOGIES LLC, a Delaware limited liability company, QUARTER MASTER INDUSTRIES, INC., a Delaware corporation, SINTERLOY CORPORATION, a Delaware corporation, S.K. WELLMAN CORP., a Delaware corporation, S.K. WELLMAN HOLDINGS, INC., a Delaware corporation, TEX RACING ENTERPRISES, INC., a Delaware corporation, WELLMAN PRODUCTS GROUP, INC., an Ohio corporation, and WELLMAN PRODUCTS, LLC, an Ohio limited liability company (each of the forgoing a "Grantor", and together the "Grantors") and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 127 Public Square, Cleveland, Ohio 44114 ("KeyBank"), as Administrative Agent.

                                    RECITALS

      A. Each Grantor is the owner of certain registered trademarks designated as being owned by such Grantor in Exhibit A attached to this Agreement.

      B. Each Grantor has entered into that certain Credit and Security Agreement dated as of November 1, 2004 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among the Grantors, as borrowers (collectively the "Borrowers"), certain lending institutions which are signatories thereto (the "Lenders"), and KeyBank, as administrative agent for the benefit of the Lenders (the "Administrative Agent") and the letter of credit issuer (the "LC Issuer"), pursuant to which, upon the satisfaction by the Borrowers of certain terms and conditions contained therein, the Administrative Agent, the Lenders and the LC Issuer (collectively the "Secured Parties") will make certain advances and other financial accommodations available to the Borrowers, including the Grantor.

      C. Pursuant to the Credit Agreement, each Grantor has agreed to grant the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the trademarks described in Exhibit A, and the goodwill symbolized by such trademarks (the "Goodwill") as collateral security for the Obligations (as defined in the Credit Agreement).

      D. Each Grantor is the owner of the entire right, title and interest in the trademarks designated as being owned by such Grantor in Exhibit A attached to this Agreement and the related Goodwill.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, each Grantor hereby:

      1. Grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations (as defined in the Credit Agreement), a security interest in and to the trademarks listed in Exhibit A and to the Goodwill, and a security interest in and to all trademarks and Goodwill acquired by such Grantor after the date hereof;

      2. Grants to the Administrative, for the benefit of the Secured Parties, as security for the Obligations, a security interest in and to any license agreements in which such Grantor is or becomes licensed to use know-how, a patent, copyright, mask work, semi-conductor chip product, trademark, trade secret or other proprietary right (except to the extent that such license agreements grant licenses which by their terms may not be assigned or otherwise transferred or encumbered by the Grantor, as specified as of the date hereof on Exhibit B and from time to time thereafter); and

      3. Authorizes and requests the Commissioner of Patents and Trademarks of the United States of America and the empowered officials of all other governments to note in the record the existence of the security interest granted hereunder with respect to each of the trademarks listed in Exhibit A and, subject to any restrictions on assignment and the granting of liens thereon, to the Goodwill and to all trademarks and Goodwill acquired by such Grantor after the date hereof.

                        [Signatures Follow on Next Page]

      IN WITNESS WHEREOF, each Grantor has caused this Agreement to be signed by its authorized officer and duly attested the day and year first above written.

                                    HAWK CORPORATION
                                    ALLEGHENY CLEARFIELD, INC.
                                    FRICTION PRODUCTS CO.
                                    HAWK MIM, INC.
                                    HAWK MOTORS, INC.
                                    HAWK PRECISION COMPONENTS GROUP, INC.
                                    HELSEL, INC.
                                    LOGAN METAL STAMPINGS, INC.
                                    QUARTER MASTER INDUSTRIES, INC.
                                    SINTERLOY CORPORATION
                                    S.K. WELLMAN CORP.
                                    S.K. WELLMAN HOLDINGS, INC.
                                    TEX RACING ENTERPRISES, INC.
                                    WELLMAN PRODUCTS GROUP, INC.

                                    _________________________________
                                    Name:
                                    Title:

                                    NET SHAPE TECHNOLOGIES LLC

                                    BY: HAWK MIM, INC., ITS SOLE MEMBER

                                    __________________________________
                                    Name:
                                    Title:

                                    WELLMAN PRODUCTS, LLC

                                    BY: WELLMAN PRODUCTS GROUP, INC., ITS
                                        SOLE MEMBER

                                    ___________________________________
                                    Name:
                                    Title:

                                    Mailing Address For Each of The Forgoing:
                                    c/o Hawk Corporation
                                    200 Public Square, Suite 1500
                                    Cleveland, Ohio 44114-2301

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO           )
                        ) ss:
COUNTY OF CUYAHOGA      )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK CORPORATION, the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO            )
                         ) ss:
COUNTY OF CUYAHOGA       )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of ALLEGHENY CLEARFIELD, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of FRICTION PRODUCTS CO., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO              )
                           ) ss:
COUNTY OF CUYAHOGA         )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MIM, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO              )
                           ) ss:
COUNTY OF CUYAHOGA         )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MOTORS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ___________________________________
                                    Notary Public

[SEAL]                              My commission expires: ____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO              )
                           ) ss:
COUNTY OF CUYAHOGA         )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK PRECISION COMPONENTS GROUP, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HELSEL, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of LOGAN METAL STAMPINGS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MIM, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of QUARTER MASTER INDUSTRIES, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: _____________

                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of SINTERLOY CORPORATION, the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of S.K. WELLMAN CORP., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _____________________________________
                                    Notary Public

[SEAL]                              My commission expires: ______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of S.K. WELLMAN HOLDINGS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of TEX RACING ENTERPRISES, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ___________________________________
                                    Notary Public

[SEAL]                              My commission expires: ____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of WELLMAN PRODUCTS GROUP, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ___________________________________
                                    Notary Public

[SEAL]                              My commission expires: ____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of WELLMAN PRODUCTS
LLC, the company described in and which executed the above instrument;
and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _____________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                                    EXHIBIT A

                            TRADEMARKS/SERVICE MARKS

Service Mark        Reg. No.        Reg. Date         Owner
------------        --------        ---------         -----

                                    EXHIBIT B

                             NON-ASSIGNABLE LICENSES

                                       21